                      AMENDMENT TO ASSET PURCHASE AGREEMENT


     THIS AMENDMENT (the "AMENDMENT") is made and entered into as of the 11th day of May, 1995 by and among ALCATEL NA CABLE SYSTEMS, INC., a Delaware corporation with its principal place of business in Hickory, North Carolina, U.S.A. (the "U.S. SELLER"), ALCATEL CANADA WIRE INC., an Ontario corporation with its principal place of business in North York, Ontario, Canada (the "CANADIAN SELLER"), SUPERIOR TELETEC INC., a Georgia corporation with its principal place of business in Atlanta, Georgia, U.S.A. (the "U.S. PURCHASER") and SUPERIOR CABLE CORPORATION, an Ontario Corporation with its principal place of business in Ontario, Canada (the "CANADIAN PURCHASER").


                              W I T N E S S E T H:

     WHEREAS, the parties hereto entered into that certain Asset Purchase Agreement dated as of March 17, 1995 (the "ASSET PURCHASE AGREEMENT"); and

     WHEREAS, the parties hereto desire to amend the Asset Purchase Agreement upon the terms and conditions set forth herein; and

     WHEREAS, the parties hereto desire to supplement and update the Schedules to the Asset Purchase Agreement pursuant to Section 10.14 thereof upon the terms and conditions set forth herein; and

     WHEREAS, the parties hereto desire to enter into certain additional agreements upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and intending to be legally bound, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     All capitalized terms used herein which are not defined herein shall have the meanings set forth in the Asset Purchase Agreement.


                                   ARTICLE II

                     AMENDMENTS TO ASSET PURCHASE AGREEMENT

     Section 2.01 EFFECTIVE DATE. The amendments to the Asset Purchase Agreement set forth in this Article II shall be effective as of March 17, 1995.

     Section 2.02 MISCELLANEOUS AMENDMENTS TO ASSET PURCHASE AGREEMENT. The following provisions of the Asset Purchase Agreement are hereby amended as set forth below:

     (a) The second paragraph on page 1 of the Asset Purchase Agreement is hereby amended by deleting the phrase "Schaumberg, Illinois, U.S.A." from the ninth line thereof. Section 2.01(b)(v) of the Asset Purchase Agreement is hereby amended by deleting the phrase "Schaumberg, Illinois, U.S.A." from the tenth line thereof. The definition of "U.S. Seller Employee" in Article XV of the Asset Purchase Agreement is hereby amended by deleting the phrase "Schaumberg, Illinois, U.S.A." from the fourth and fifth lines thereof.

     (b) Section 5.17(d)(v) of the Asset Purchase Agreement is hereby amended by adding the phrase "and certain claims that have been raised against certain fiduciaries of the Alcatel NA Cable Systems, Inc. Investment and Savings Plan (or predecessor plans) concerning the investment of certain plan assets in a contract with Executive Life Insurance Company" following the word "plans" at the end of the first sentence thereof.

     (c) Section 5.17(e)(v) of the Asset Purchase Agreement is hereby amended by adding the phrase "to be made" following the word "required" on the first line thereof.

     (d) Section 7.01(a) and Schedule 7.01(a) of the Asset Purchase Agreement are hereby amended (i) by deleting the last sentence of Section 7.01(a) in its entirety, (ii) by deleting Schedule 7.01(a) in its entirety and (iii) by adding the following as the new last sentence of Section 7.01(a):

     U.S. Seller agrees to take those actions reasonably requested by U.S. Purchaser to enable U.S. Purchaser to succeed to any and all experience ratings of U.S. Seller with respect to the Business properly available under the unemployment insurance tax laws of any state in which the Business is conducted.

     (e) Section 7.01(b) of the Asset Purchase Agreement is hereby amended by adding the word "or" immediately following the word "of" on the next-to-the-last line thereof.

     (f) Section 7.02(a)(ii) of the Asset Purchase Agreement is hereby amended by replacing such Section 7.02(a)(ii) in its entirety with Replacement Section
7.02 (a)(ii) attached hereto.

     (g) Section 7.02(f) of the Asset Purchase Agreement is hereby amended by replacing such section 7.02(f) in its entirety with Replacement Section 7.02(f) attached hereto.

     (h) Section 7.03(a) of the Asset Purchase Agreement is hereby amended by changing the word "Seller" to "Purchaser" on the seventeenth line thereof.

     (i) Section 7.03(c)(i) of the Asset Purchase Agreement is hereby amended by changing the word "case" to "cease" on the fourth line thereof.

     (j) Section 7.03(c)(iii) of the Asset Purchase Agreement is hereby amended by changing the word "construed" to "constituted" on the ninth line thereof.

     (k) Section 10.08 of the Asset Purchase Agreement is hereby amended by deleting the phrase "Closing Date" from the fifth line thereof and by inserting in lieu thereof the date "May 26, 1995."

     Section 2.03 REVISIONS TO SCHEDULES. The Schedules to the Asset Purchase Agreement are hereby amended as follows:

     (a) Schedule 2.01(b)(ii)(B) of the Asset Purchase Agreement is hereby amended by deleting therefrom the first paragraph thereof (relating to the Schaumberg, Illinois Lease) in its entirety.

     (b)  Schedule 2.01(b)(vi) of the Asset Purchase Agreement is hereby amended
(i) by deleting from the category thereof entitled "The following Safe Harbor Leases" the following items: August 1, 1983, Phelps Dodge and Celwave Technologies, Inc. and June 25, 1985, Phelps Dodge and Celwave Systems, Inc. and
(ii) by deleting from the category thereof entitled "Other Leased Vehicles" the following item: 1990 Pontiac Bonneville, ID #1G2HX54CXL1230437 (NC).

     (c) Schedule 2.01(b)(xii) of the Asset Purchase Agreement is hereby replaced in its entirety with Replacement Schedule 2.01(b)(xii) attached hereto.

     (d) Schedule 2.02(b)(iii)(A) of the Asset Purchase Agreement is hereby amended by deleting therefrom the following items: August 1, 1983 Phelps Dodge and Celwave Technologies, Inc. and June 25, 1985, Phelps Dodge and Celwave Systems, Inc.

     (e) Schedule 2.02(b)(xi) of the Asset Purchase Agreement is hereby amended by deleting from the page contained therein entitled "International Exposure - Letters of Credit" the letter of credit described as "Wachovia 968-034974" and all entries related thereto.

     (f) Schedule 5.12(a) of the Asset Purchase Agreement is hereby amended by replacing the Existing Page of Schedule 5.12(a) attached hereto with the Replacement Page of Schedule 5.12(a) attached hereto.

     (g) Schedule 5.12(a) of the Asset Purchase Agreement is hereby further amended by adding the following item to the first page thereof: Consulting Agreement with Kelly Black at a rate of $1,143 per week which expires on December 31, 1995.

     (h) Schedule 5.12(a) of the Asset Purchase Agreement is hereby further amended by adding to the part thereof entitled "Customer Contract Information" the following items:

     Duraline Corp. (Service Wire)
     Warwick Telephone
     Venezuela (Phelps Dodge)

     (i) Schedule 5.17(e)(i) of the Asset Purchase Agreement is hereby replaced in its entirety by Replacement Schedule 5.17(e)(i) attached hereto.

     (j) Schedule 5.17(e)(x) of the Asset Purchase Agreement is hereby replaced in its entirety with Replacement Schedule 5.17(e)(x) attached hereto.

     (k) Schedule 5.25 of the Asset Purchase Agreement is hereby amended by replacing the Existing Page of Schedule 5.25 attached hereto with the Replacement Page of Schedule 5.25 attached hereto.

     (l) Schedule XV of the Asset Purchase Agreement is hereby replaced in its entirety with Replacement Schedule XV attached hereto.


                                   ARTICLE III

                              UPDATES TO SCHEDULES

     Section 3.01 EFFECTIVE DATE. The supplements and updates to the Schedules to the Asset Purchase Agreement set forth in this Article III shall be effective as of the date hereof.

     Section 3.02   SUPPLEMENTS TO AND UPDATES OF SCHEDULES.  Pursuant to
Section 10.14 of the Asset Purchase Agreement, the Schedules thereto are hereby supplemented and updated as follows:

     (a) Schedule 2.02(b)(xi) of the Asset Purchase Agreement is hereby supplemented and updated by replacing the page in such Schedule 2.02(b)(xi) entitled "International Exposure - Letters of Credit" with the Replacement Page International Exposure - Letters of Credit attached hereto.

     (b) Schedule 2.02(b)(xii) of the Asset Purchase Agreement is hereby supplemented and updated by replacing such Schedule 2.02(b)(xii) in its entirety with Replacement Schedule 2.02(b)(xii) attached hereto.

     (c) Schedule 2.02(c)(vi) of the Asset Purchase Agreement is hereby supplemented and updated by adding the sentence "This matter has been settled." as an additional sentence at the end of the matter entitled "Larry Williams v. Alcatel" thereon and as an additional sentence at the end of the matter entitled "Jackie Foushee v. Alcatel" thereon.

     (d) Schedule 3.02(a)(i) of the Asset Purchase Agreement is hereby supplemented and updated by adding at the end thereof the Additional Page of
Schedule 3.02(a)(i) attached hereto.

     (e) Section 5.06(b) of the Asset Purchase Agreement is hereby supplemented and updated by adding the following phrase at the beginning thereof: "except with respect to the settlement for an amount of approximately $210,000 of a claim against Ameritech arising out of the failure of Ameritech to return steel reels to U. S. Seller."

     (f) Schedule 5.12(a) of the Asset Purchase Agreement is hereby supplemented and updated by adding to the part thereof entitled "Alcatel Telecommunications Cable Domestic - Outstanding" the following items:

     City of Thunder Bay
     Materials Management Office
     Victoriaville Civic Center
     111 South Syndicate Ave.
     P.O. Box 800
     Thunder Bay, Ontario  PTC 5K4
     Tender No. 33/95

     ATU Telecommunications
     600 Telephone Avenue
     Anchorage, Alaska  99503-6091
     90-564-1414
     Invitation to bid #95-704

     (g) Schedule 5.14 of the Asset Purchase Agreement is hereby supplemented and updated (i) by adding thereto the Update to Schedule 5.14 attached hereto and (ii) by adding thereto the action entitled West American Insurance Company vs. Alcatel NA Cable Systems, Inc., 95-CI-00597 filed in the Circuit Court, Division I, of Hardin County Kentucky, a copy of which is attached hereto.

     (h) Schedule 5.20(a) of the Asset Purchase Agreement is hereby supplemented and updated by replacing in its entirety existing Schedule 5.20(a) with Replacement Schedule 5.20(a) attached hereto.

     (i) Section 5.20(c) of the Asset Purchase Agreement is hereby supplemented and updated by (i) adding the phrase "Except as disclosed on SCHEDULE 5.20(c) hereof," at the beginning of Section 5.20(c) and (ii) by adding as a new Schedule to the Asset Purchase Agreement Schedule 5.20(c) attached hereto.

     (j) Schedule 5.23 of the Asset Purchase Agreement is hereby supplemented and updated by replacing in its entirety existing Schedule 5.23 with Replacement
Schedule 5.23 attached hereto.

                                   ARTICLE IV

                     ADDITIONAL CONFIRMATIONS AND AGREEMENTS

     Section 4.01 CONFIRMATION OF INVESTMENT. The parties hereto agree that pursuant to Section 7.02(b) of the Asset Purchase Agreement the assets with respect to the Union Hourly Pension Plan shall remain invested in the investment arrangements selected by the U.S. Seller prior to the transfer of assets pursuant to Section 7.02(b)(ii) of the Asset Purchase Agreement until the U.S. Purchaser receives written authorization to the contrary.

     Section 4.02 FIRST SUPPLEMENTAL PENSION PLAN. The parties hereto agree that the previously granted ad hoc pension upgrades for the persons retired from the Canadian Business that were heretofore funded out of the First Supplemental Pension Plan of Alcatel Canada Wire Inc. and disbursed through the Canadian Hourly Pension Plan shall, from and after the Closing Date, be solely the obligation of and disbursed directly from the First Supplemental Pension Plan of Alcatel Canada Wire Inc. and that neither the Canadian Purchaser nor the Canadian Hourly Pension Plan shall have any obligations or liability with respect to such pension upgrades.


                                    ARTICLE V

                                  MISCELLANEOUS

     Section 5.01 ENTIRE AGREEMENT. This Amendment supersedes all prior discussions and agreements among the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties with respect to the subject matter hereof.

     Section 5.02 WAIVER; REMEDIES. Any term or condition of this Amendment may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Amendment, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Amendment on any future occasion.

     Section 5.03 AMENDMENT. This Amendment may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     Section 5.04 BENEFITS AND BINDING EFFECT. Neither this Amendment nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. Subject to the preceding sentence, this Amendment is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     Section 5.05 CAPTIONS. The captions used in this Amendment have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     Section 5.06 EXHIBITS AND SCHEDULES. All exhibits and schedules referred to in this Amendment, all attachments to exhibits or schedules, and any other attachment to this Amendment are hereby incorporated by reference into this Amendment and hereby are made a part of this Amendment as if set out in full herein.

     Section 5.07 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the Laws of the State of North Carolina applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     Section 5.08 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     Section 5.09 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.10 NO THIRD PARTY BENEFICIARY. This Amendment shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment pursuant to Section 16.07 of the Asset Purchase Agreement as of the date first above written.

                              SELLERS:

                              ALCATEL NA CABLE SYSTEMS, INC.

                              By: /S/ M. S. EDWARDS, JR.
                                 ----------------------------

                              Name: M. S. Edwards, Jr.
                                   --------------------------

                              Title: President
                                    -------------------------

                              ALCATEL CANADA WIRE INC.

                              By: /S/ M. S. EDWARDS, JR.
                                 ----------------------------

                              Name: M. S. Edwards, Jr.
                                   --------------------------

                              Title: Vice President
                                    -------------------------

                              PURCHASERS:

                              SUPERIOR TELETEC INC.

                              By: /S/ BRAGI F. SCHUT
                                 ----------------------------

                              Name: Bragi F. Schut
                                   --------------------------

                              Title: Senior Vice President
                                    -------------------------

                              SUPERIOR CABLE CORPORATION

                              By: /S/ BRAGI F. SCHUT
                                 ----------------------------

                              Name: Bragi F. Schut
                                   --------------------------

                              Title: Secretary
                                    -------------------------

The undersigned joins in this Amendment as a party hereto for the purpose of agreeing to the terms hereof as required by Section 16.07 of the Asset Purchase Agreement.

                              THE ALPINE GROUP, INC.,
                                a Delaware corporation


                              By: /S/ BRAGI F. SCHUT
                                 ----------------------------

                              Name: Bragi F. Schut
                                   --------------------------

                              Title: Secretary
                                    -------------------------


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